As filed with the Securities and Exchange Commission on March 11, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

KENSINGTON FUNDS
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200 C, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, California 91741
(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

A N N U A L R E P O R T

Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 0 5

THE KENSINGTON FUNDS

Real Estate Securities Fund
Strategic Realty Fund
Select Income Fund

MANAGED PORTFOLIOS OF

REAL ESTATE SECURITIES

Income Oriented
Value Driven

T H E K E N S I N G T O N F U N D S

TABLE OF CONTENTS

A NOTE FROM THE PRESIDENT	1

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a glance	4
Management’s discussion and analysis	6
Expense example	8
Schedule of portfolio investments	10
Statements of assets and liabilities	12
Statements of operations	13
Statements of changes in net assets	14
Financial highlights	16
Other share class results	18

KENSINGTON STRATEGIC REALTY FUND
Results at a glance	20
Management’s discussion and analysis	22
Expense example	24
Schedule of portfolio investments	26
Statements of assets and liabilities	29
Statements of operations	30
Statements of changes in net assets	31
Statements of cash flows	33
Financial highlights	34
Other share class results	36

KENSINGTON SELECT INCOME FUND
Results at a glance	38
Management’s discussion and analysis	40
Expense example	42
Schedule of portfolio investments	44
Statements of assets and liabilities	48
Statements of operations	49
Statements of changes in net assets	50
Statements of cash flows	52
Financial highlights	54
Other share class results	56

NOTES TO THE FINANCIAL STATEMENTS	58

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	68

OTHER DISCLOSURES	69

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

T H E K E N S I N G T O N F U N D S

A   N O T E   F R O M   T H E   P R E S I D E N T

Dear Shareholder,

We are pleased to submit our report for the year ended December 31, 2005. REITs’ 2005 performance serves to remind us of their time-tested attributes: high current income, diversification benefits and competitive returns.

In our year-end 2004 letter to shareholders, we wrote that we believed outsized returns were likely behind us, yet REITs still offered the opportunity for attractive returns relative to stocks and bonds. This assessment proved to be accurate. After several years of strong returns, the NAREIT Composite Index returned 8.29% in 2005, slightly below long term historical averages and ahead of broad equities and bonds. Large cap “core” REITs, as measured by the MSCI U.S. REIT Index, returned 12.13%. Sector returns were helped by 5% dividend yields plus solid 8% earnings growth.

Since the 2002 economic downturn, we have witnessed commercial property market fundamentals, REIT company earnings and stock prices make solid recoveries, making way for a more normal real estate securities market environment ahead. With that said, we will not attempt to predict the short term direction of the real estate securities market, but, more importantly, address the most relevant questions investors should be asking today:

•	Is commercial real estate a good business to be in over the next several years?

•	Can REITs continue to deliver competitive returns?

I N V E S T M E N T   O U T L O O K

While 2005 results are not surprising, economic uncertainties abounded for much of the year, fueled by hurricanes, talk of a slowdown in the housing market, a flat yield curve, avian flu and energy spikes. Bouts of volatility in all markets threatened to turn the sentiments of the heartiest of investors, yet the year’s results remind us that in the long term, fundamental economic drivers ultimately win out over near term events.

Kensington has developed a rigorous, bottom-up research process focused on understanding the cash flow, assets and management underlying the real estate companies in which we invest. Our current investment thesis is predicated on the belief that the U.S. economy is in an expansion phase, marked by healthy Gross Domestic Product (GDP) and job growth with controlled inflation. These factors drive demand at the commercial property level and accelerate REIT earnings and dividend growth. We believe that this environment, coupled with attractive valuation levels as compared to stock and bond alternatives, uniquely position the sector to continue to compete for capital moving forward.

An ongoing theme to our portfolios has been an emphasis on companies likely to benefit from continued economic growth. In our view, high quality REITs with either shorter lease terms or vacancy to fill are well poised to convert rent growth and increased cash flow into dividend streams for shareholders. We expect return requirements to remain relatively low over the near term and increase modestly over the next three years in response to a mild contraction in multiples - a dynamic which should be largely offset by several years of above average earnings growth and continued dividend increases.

Sustained demand growth is essential to support improving occupancy and rents, the key drivers of REIT cash flow and dividend growth. We believe that the primary risks to our investment thesis and real estate securities in general are largely systemic in nature, such as a softening economy or interest rate spikes - macroeconomic risks that are also present in the broader markets.

T H E K E N S I N G T O N F U N D S

While short term volatility can be triggered by interest rate moves, REITs should continue to serve as an inflation hedge over time due to their capacity to grow earnings and dividends during times of economic expansion. Remarkably, REITs have grown dividends every year since 1987 at an average rate of 5.6%, while generating an average annual return of 10.23%.1

Current commercial property values reflect increased demand for real estate, driven by evidence of strong fundamentals, a more stable operating environment and lack of compelling alternatives. While there are differences among property types, geographic regions, and individual companies, the environment has improved over the last several years to what we perceive as a healthy state of equilibrium:

	1997-2001	2002-2004	TODAY
Market Description	Robust	Soft	Stable
Occupancy	>90%	<85%	85-90%
Rental Growth	>6%	<3%	3-6%
Supply	Below Demand	Exceeds Demand	Consistent with Demand

We believe that business fundamentals and securities values - not past performance - determine future returns. REITs’ six year stretch of beating the S&P 500 has raised a debate over current valuations, challenging investors to question whether REITs can continue to deliver competitive returns.

To anticipate the future, one must first understand the past. A look back at historical S&P 500 and REIT earnings multiples indicates that the last few years of strong REIT returns were the result of a recovery from significant undervaluation during the tech bubble2:

	March 31, 1993	Dec. 31, 1999	Dec. 31, 2005
NAREIT (P/FFO)*	15.1	8.0	15.1
S&P 500 (P/E)	15.3	24.6	14.9

* REITs earnings multiples are expressed as Price to “Funds From Operations,” or P/FFO

The “what goes up must come down” argument often cited by the media ignores the fact that the sector’s strong returns were preceded by historically cheap valuations. As investors chased growth stocks in the late 90’s, REIT valuations hit historic lows of 8 times earnings and 20%+ discounts to their underlying property values.

Several years of solid returns later, supported by consistent growth in earnings, REIT multiples are now in line with the S&P 500 - which has seen declining P/Es since the height of the tech bubble. The outsized REIT returns of 2003 and 2004 have simply brought P/E levels back to a level playing field with broad equities.

Today, current fundamentals, earnings forecasts and relative valuation metrics illustrate the sector’s attractive value proposition. History suggests that when REIT and S&P 500 multiples have been comparable, so too have long term returns.3 Thus, absent a change in multiples, we believe REITs are positioned to deliver high current income and competitive returns to broad equities. As the table below illustrates, REITs currently offer a higher dividend yield with similar earnings growth and earnings multiples as compared to the S&P 5002:

		Similar
	Higher	Projected Earnings Growth	Comparable
	Dividend Yield	’06 v. ’05	P/E Ratio
NAREIT Composite Index	5%	7%	15.1
S&P 500 Index	2%	8%	14.9

While sentiment-driven money flows can dominate the short term direction of any market, we believe that in the end, fundamentals determine investment returns. Thus, while in our view the case for REITs is strong, changing investor sentiment can trigger volatility that is difficult to predict.

Ultimately, a growing economy, accelerating fundamentals, lack of compelling alternatives and broadening investor demand for publicly-traded real estate should allow REITs to continue to produce competitive returns.

Thank you again for the trust you have placed in us. We look forward to the year ahead.

Sincerely,

JOHN KRAMER
and the Kensington Investment Committee

[1]	Annual year-by-year dividend growth, 1987-2004: NAREIT Chart Book 12/31/05

[2]
FFO Multiple: Citigroup Hunter Express 1/6/06, Stifel, Nicolaus & Co., Inc.; REIT FFO Growth: Citigroup Hunter Express 1/6/06; Dividend Yields, S&P 500 P/E & S&P 500 Earnings Growth: Bloomberg Professional.

The Price/Earnings (P/E) Ratio is the share price of a stock divided by its per-share earnings over the past year. The P/E ratio is also called the multiple. For REITs, the earnings multiple is expressed as “Funds From Operations,” or P/FFO.

[3]	Bloomberg Professional: 1993-2005 annualized S&P 500 and NAREIT Composite Index returns were 11% and 13%, respectively.

KE N S I N G T O N RE A L ES T A T E SE C U R I T I E S FU N D

RE S U L T S   A T   A   GL A N C E

AVERAGE ANNUAL RETURN			SINCE	TRAILING	30-DAY
FOR PERIOD ENDED DECEMBER 31, 2005			INCEPTION	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(12/31/02)	YIELD	YIELD[1]

Real Estate Securities Fund at NAV	12.59%	25.57%	25.57%	2.73%	2.96%
with sales load	6.12%	23.10%	23.10%	2.58%	2.79%
MSCI US REIT Index[2]	12.13%	26.33%	26.33%
S&P 500 Index[3]	4.91%	14.38%	14.38%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 16.

[1]
The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. Kensington Real Estate Securities Fund’s dividend yield for the same period was 2.73%.

[2]
The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.

[3]
The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
December 31, 2005:
			SINCE
			INCEPTION
CLASS A SHARES*	1 YEAR	3 YEAR	(12/31/02)
reflecting 5.75% maximum sales charge	6.12%	23.10%	23.10%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*Performance for other share classes can be found on page 16.

KE N S I N G T O N RE A L ES T A T E SE C U R I T I E S FU N D

MA N A G E M E N T ’S   DI S C U S S I O N   A N D   AN A L Y S I S

The Kensington Real Estate Securities Fund is designed for investors looking to maintain a commitment to real estate in their portfolios, with a focus on large, high quality companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

The Kensington Real Estate Securities Fund generated positive performance for the year ended 12/31/05, posting a total return of 12.59% (A shares).1 The benchmark MSCI U.S. REIT Index, by comparison, generated a 12.13%.2 The Kensington Real Estate Securities Fund met its yield objective, paying quarterly dividends during the year which resulted in a trailing 12-month dividend yield of 2.73%.3

IN V E S T M E N T   ST R A T E G Y

The Fund’s portfolio is well balanced across all property types. Overall, the Fund owns a targeted list of companies - currently 44 holdings out of approximately 300 stocks in the real estate securities universe.

Regarding portfolio strategy, the Fund’s positioning toward the multifamily, hotel and industrial sectors worked well over the year. In a distinct change from last year, we have positioned the Fund to gain increased exposure to regional malls. Regional mall properties are supported by strong fundamentals and restricted supply, and are consistent with our inclination toward shorter duration leases.
We continue to support our office thesis, maintaining that solid economic growth will result in more job formation, greater absorption, and rent growth. Today, the Fund’s office investments are concentrated in companies whose underlying assets are downtown office buildings. We continue to believe in those assets and the management teams that steward them, such as Boston Properties, Inc. and Brookfield Properties Corporation.

In terms of concerns, while there is always a risk of near term price volatility, we feel the primary risks to commercial real estate companies, such as economic weakness or sudden interest rate increases, would affect the broader equities markets as well.

IN   CO N C L U S I O N

In an environment with solid real Gross Domestic Product (GDP) growth, commercial real estate companies should be able to lease up vacant space and grow rents. We anticipate 6% to 8% earnings (FFO) growth over the next several years,4 which should generate total returns in line with their long term historical averages and competitive with stocks and bonds. We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

JOEL BEAM
Portfolio Manager

[1]
Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 12.59% (6.12% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[2]
The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. An investor cannot invest directly in an index.

[3]	Kensington Real Estate Securities dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 12/31/05 NAV.

[4]
The Price/Earnings (P/E) Ratio is the share price of a stock divided by its per-share earnings over the past year. The P/E ratio is also called the multiple. For REITs, the earnings multiple is expressed as “Funds From Operations,” or P/FFO.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. See page 10 for current fund holdings information.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

EX P E N S E   EX A M P L E

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class A	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$1,063.10	$7.58
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.60	$7.41

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class B	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$1,059.60	$11.46
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.08	$11.21

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class C	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$1,059.00	$11.46
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.08	$11.21

* Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B and 2.20% for Class C multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5

		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (97.1%)
Diversified (3.8%)
Vornado Realty Trust	29,050	2,424,804

Healthcare (7.0%)
Health Care REIT, Incorporated	18,000	610,200
LTC Properties, Incorporated	14,700	309,141
Medical Properties Trust 144A1,2	142,900	1,397,560
Medical Properties Trust, Incorporated	56,000	547,680
Ventas, Incorporated	47,900	1,533,758
		4,398,339
Hotel (7.7%)
Host Marriott Corporation	65,600	1,243,120
Innkeepers USA Trust	84,700	1,355,200
Starwood Hotels & Resorts Worldwide, Incorporated	20,620	1,316,793
Sunstone Hotel Investors, Incorporated	35,000	929,950
		4,845,063
Industrial (5.4%)
EastGroup Properties, Incorporated	6,500	293,540
First Potomac Realty Trust	12,000	319,200
ProLogis Trust	60,210	2,813,011
		3,425,751
Mortgage (2.9%)
iStar Financial, Incorporated	50,700	1,807,455

Multifamily (18.3%)
Archstone-Smith Trust	14,700	615,783
Avalonbay Communities, Incorporated	27,050	2,414,213
Camden Property Trust	32,230	1,866,762
Equity Residential Properties Trust	76,530	2,993,854
Home Properties of New York, Incorporated	43,400	1,770,720
Mid-America Apartment Communities, Incorporated	26,300	1,275,550
United Dominion Realty Trust, Incorporated	26,200	614,128
		11,551,010
Net Lease (2.1%)
Newkirk Realty Trust, Incorporated	85,000	1,317,500

Office (18.8%)
American Financial Realty Trust	50,000	600,000
Arden Realty, Incorporated	42,300	1,896,309
Boston Properties, Incorporated	33,875	2,511,154
Brookfield Properties Corporation	31,200	917,904
CarrAmerica Realty Corporation	26,150	905,575
Equity Office Properties	43,615	1,322,843
Prentiss Properties Trust	45,550	1,852,974
SL Green Realty Corporation	24,400	1,863,916
		11,870,675

See accompanying notes to the financial statements.

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5   ( c o n t i n u e d )

	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Retail (27.1%)
Acadia Realty Trust	30,800	617,540
Developers Diversified Realty Corporation	25,965	1,220,874
Equity One, Incorporated	25,900	598,808
Feldman Mall Properties, Incorporated	101,630	1,220,576
General Growth Properties, Incorporated	64,835	3,046,597
Kimco Realty Corporation	56,600	1,815,728
Kite Realty Group Trust	40,400	624,988
Macerich Company	27,300	1,832,922
The Mills Corporation	14,200	595,548
Ramco-Gershenson Properties Trust	45,100	1,201,915
Regency Centers Corporation	10,485	618,091
Simon Property Group, Incorporated	48,200	3,693,566
		17,087,153
Storage (4.0%)
Public Storage, Incorporated	18,795	1,272,797
U Store It Trust	58,800	1,237,740
		2,510,537
Total Real Estate Common Stock		61,238,287

Repurchase Agreement (1.7%)
Custodial Trust Company, 3.20%, dated 12/31/05, due
01/01/06, repurchase price $1,069,418 (collateralized by
U.S. Treasury Notes, 3.875%, 01/15/09, valued $1,084,966)	$1,069,038	1,069,038

Total Investments in Securities
(cost $52,214,608) - 98.8%		62,307,325
Other assets in excess of Liabilities - 1.2%		747,932
NET ASSETS - 100.0%		$63,055,257

[1] Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2] Represents non-income producing securities.

See accompanying notes to the financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S
D E C E M B E R   3 1 ,   2 0 0 5

ASSETS
Investments, at value (cost $51,145,571)	$61,238,287
Repurchase agreements, at cost	1,069,038
Total Investments, (cost $52,214,608)	62,307,325
Interest and dividends receivable	347,290
Receivable for capital shares issued	589,561
Prepaid expenses	33,624
Total Assets	63,277,800

LIABILITIES
Payable for capital shares redeemed	131,178
Accrued expenses and other payables
Investment advisory fees	30,740
Distribution fees	28,698
Administrative services plan fee	4,672
Administration, fund accounting and transfer agent fees	12,013
Other	15,242
Total Liabilities	222,543

NET ASSETS	$63,055,257
Capital	$52,561,275
Undistributed realized gains on investments	401,266
Net unrealized appreciation on investments	10,092,716
Net Assets	$63,055,257

Class A
Net Assets	$38,776,849
Shares outstanding	1,000,471
Redemption price per share	$38.76
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset
value adjusted to the nearest cent] per share	$41.12

Class B
Net Assets	$5,210,823
Shares outstanding	135,146
Offering and redemption price per share[1]	$38.56

Class C
Net Assets	$19,067,585
Shares outstanding	495,256
Offering and redemption price per share[1]	$38.50

[1] Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

S T A T E M E N T   O F   O P E R A T I O N S
Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 0 5

INVESTMENT INCOME
Dividend income	$ 2,220,195
Interest income	20,528
Total Investment Income	2,240,723

EXPENSES
Investment advisory fees	451,588
Distribution fees
Class A	82,608
Class B	34,612
Class C	166,235
Administration, fund accounting and transfer agent fees	55,241
Administrative services plan fees	38,328
State registration fees	26,080
Custodian fees	11,567
Printing fees	10,240
Legal fees	7,322
Audit fees	9,687
Insurance expense	1,489
Trustees’ fees	1,858
Other expenses	4,373
Total expenses	901,228
Plus: expenses recouped by the Adviser	19,634
Interest expense	3,321
Net Expenses	924,183
Net Investment Income	1,316,540

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	6,653,780
Change in unrealized appreciation/(depreciation) from investments	3,899,007
Net realized/unrealized gains from investments	10,552,787
Change in net assets resulting from operations	$11,869,327

See accompanying notes to the financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2005	DECEMBER 31, 2004

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$1,316,540	$556,573
Net realized gains from investments	6,653,780	1,216,463
Net change in unrealized appreciation/
depreciation from investments	3,899,007	5,238,107
Change in net assets resulting from operations	11,869,327	7,011,143

DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income	(867,368)	(414,353)
From net realized gains from investments	(3,842,737)	(606,360)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income	(73,860)	(50,249)
From net realized gains from investments	(499,900)	(91,952)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income	(322,094)	(269,315)
From net realized gains from investments	(1,928,548)	(430,083)
Change in net assets from distributions
to shareholders	(7,534,507)	(1,862,312)

CAPITAL TRANSACTIONS
Proceeds from shares issued	35,306,468	22,752,182
Shares issued in reinvestment of distributions	6,255,562	1,627,719
Proceeds from shares issued from merger	16,067,518	-
Payments for shares redeemed	(36,345,445)	(4,071,651)
Redemption fees	4,234	-
Change in net assets from capital transactions	21,288,337	20,308,250
Change in net assets	25,623,157	25,457,081

NET ASSETS
Beginning of period	37,432,100	11,975,019
Notional Exchange Adjustment
End of period	$ 63,055,257	$37,432,100
Undistributed net investment income	$-	$-

See accompanying notes to the financial statements.

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S   ( c o n t i n u e d )

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2005	DECEMBER 31, 2004
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$27,632,213	$13,886,123
Dividends reinvested	3,782,427	897,527
Shares issued from merger	15,454,613	-
Cost of shares redeemed	(32,493,620)	(2,778,174)
Redemption fees	3,884	-
Change	$14,379,517	$12,005,476
Class B:
Proceeds from shares issued	$2,174,940	$ 1,744,171
Dividends reinvested	501,283	121,615
Cost of shares redeemed	(320,080)	(153,134)
Redemption fees	30	-
Change	$2,356,173	$ 1,712,652
Class C:
Proceeds from shares issued	$5,499,315	$ 7,121,888
Dividends reinvested	1,971,852	608,577
Shares issued from merger	612,905	-
Cost of shares redeemed	(3,531,745)	(1,140,343)
Redemption fees	320	—
Change	$4,552,647	$ 6,590,122

SHARE TRANSACTIONS:
Class A:
Issued	391,123	403,848
Reinvested	96,310	24,391
Shares issued from merger	427,277	-
Redeemed	(431,643)	(84,706)
Change	483,067	343,533
Class B:
Issued	52,988	50,588
Reinvested	12,847	3,305
Redeemed	(8,361)	(4,462)
Change	57,474	49,431
Class C:
Issued	139,564	207,392
Reinvested	50,583	16,638
Shares issued from merger	17,039	-
Redeemed	(73,553)	(32,912)
Change	133,633	191,118

See accompanying notes to the financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

F I N A N C I A L   H I G H L I G H T S
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

			Investment Activities		Less Dividends

	Net Asset		Net Realized/	Total
	Value,	Net	Unrealized	From	Net	Net
	Beginning	Investment	Gains on	Investment	Investment	Realized
	of Period	Income	Investments	Activities	Income	Gains
Kensington Real Estate Securities Fund Class A
Year Ended December 31, 2005	$39.22	1.09(g)	3.83	4.92	(1.06)	(4.32)
Year Ended December 31, 2004	$32.21	0.91(g)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003*	$25.41	0.83	7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003**	$25.00	0.25	0.38	0.63	(0.22)	-

Kensington Real Estate Securities Fund Class B
Year Ended December 31, 2005	$39.06	0.70(g)	3.90	4.60	(0.78)	(4.32)
Year Ended December 31, 2004	$32.12	0.67(g)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.70	7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21	0.37	0.58	(0.18)	-

Kensington Real Estate Securities Fund Class C
Year Ended December 31, 2005	$39.00	0.77(g)	3.81	4.58	(0.76)	(4.32)
Year Ended December 31, 2004	$32.07	0.68(g)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.69	7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21	0.37	0.58	(0.18)	-

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on December 31, 2002.
(a) Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^ Less than $0.01 per share.

See accompanying notes to the financial statements.

From					Ratios/Supplemental Data
							Ratio of
				Net			Net
		Net Asset		Assets,	Ratio of	Ratio of	Investment
	Redemp-	Value,		End of	Expenses to	Expenses to	Income to
Total	Tion	End of	Total	Period	Average Net	Average Net	Average Net	Portfolio
Distributions	Fees	Period	Return (a)(b)	(000’s)	Assets (c)(d)	Assets (c)(e)	Assets (c)(d)	Turnover (f)

(5.38)	-^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
(2.43)	-	$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%
(1.17)	-	$32.21	31.86%	$5,600	1.45%	3.56%	4.11%	87.64%
(0.22)	-	$25.41	2.55%	$82	1.45%	—	4.13%	13.10%

(5.10)	-^	$38.56	11.76%	$5,211	2.20%	2.20%	1.82%	122.22%
(1.01)	-	$39.06	29.06%	$3,034	2.20%	2.59%	1.98%	111.71%
(1.04)	-	$32.12	30.99%	$907	2.20%	4.31%	3.33%	87.64%
(0.18)	-	$25.40	2.34%	$10	2.20%	—	3.38%	13.10%

(5.08)	-^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	122.22%
(1.01)	-	$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%
(1.06)	-	$32.07	30.88%	$5,468	2.20%	4.31%	3.36%	87.64%
(0.18)	-	$25.40	2.34%	$10	2.20%	—	3.38%	13.10%

See accompanying notes to the financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

OT H E R   SH A R E   CL A S S   RE S U L T S   ( U n a u d i t e d )

AVERAGE ANNUAL RETURNS			SINCE
FOR PERIODS ENDED DECEMBER 31, 2005			INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(12/31/02)

CLASS B SHARES
not reflecting CDSC*	11.75%	24.58%	24.58%
reflecting applicable CDSC	6.82%	23.94%	23.94%

CLASS C SHARES
not reflecting CDSC*	11.73%	24.54%	24.54%
reflecting applicable CDSC	10.74%	24.54%	24.54%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

RE S U L T S A T A GL A N C E

AVERAGE ANNUAL RETURN				SINCE
FOR PERIODS ENDED DECEMBER 31, 2005				INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(9/15/99)

Strategic Realty Fund at NAV	4.76%	20.80%	19.03%	23.15%
with sales load	-1.26%	18.44%	17.62%	21.99%
NAREIT Composite Index[1]	8.29%	25.05%	18.88%	18.33%
S&P 500[2]	4.91%	14.38%	0.54%	0.70%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 38.

[1]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

[2]
The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
December 31, 2005:
				SINCE
				INCEPTION
CLASS A SHARES*	1 YEAR	3 YEAR	5 YEAR	(9/15/99)
reflecting 5.75% maximum sales charge	-1.26%	18.44%	17.62%	21.99%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 36.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

MA N A G E M E N T ’S   DI S C U S S I O N   A N D   AN A L Y S I S

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital. The Fund may invest in both REIT common and preferred stocks as well as utilize hedging strategies to mitigate risk.

For the year ended December 31, 2005 the Fund generated a total return of 4.76%. The NAREIT Composite Index generated 8.29% in 2005.2

IN V E S T M E N T   ST R A T E G Y

Over the last year, we positioned the Fund to take advantage of continued economic growth by focusing on three specific themes:

•	Office companies, which we expect to benefit from gains in occupancy as new jobs are created.

•
Companies with shorter leases, such as hotel and multifamily companies. Shorter leases allow companies to more quickly convert economic growth into increased rent. The hotel sector has experienced a solid rebound after poor performance over the prior three-plus years.

•
Mortgage REITs that originate and sell commercial mortgages while also retaining residual interests that generate equity-like returns. These companies should benefit from credit quality improvement as real estate fundamentals continue to improve.

The Fund’s holdings in the office, multifamily and hotel sectors contributed to positive performance over the year. Nevertheless, our mortgage exposure hurt performance. Defensive positioning actually worked against us. We continue to believe that commercial mortgage companies - specifically those which own or originate commercial mortgage backed securities (CMBS) - are good businesses to own and should provide excellent risk-adjusted returns. We expect that the Fund’s mortgage sector exposure will continue to be focused on these types of businesses.

OU T L O O K

The Fund presently has 69% of its assets in the primary property sectors: office, multifamily, industrial and retail. Aside from the primary sectors, the Fund is overweight in the hotel and mortgage sectors. We continue to invest in companies we believe have the opportunity to provide the most compelling risk-adjusted returns. We believe the benefits of the Fund’s investment approach will become more evident in 2006.

IN   CO N C L U S I O N

Over the next three to five years, we believe an expanding economy and job growth will support attractive risk-adjusted real estate performance relative to stock and bond alternatives. We note that since its inception, the Fund has generated competitive total annual returns in excess of 20% -well above that of the NAREIT Composite Index. We remain confident that our value driven investment approach enables us to provide a compelling investment opportunity.

PAUL GRAY
Portfolio Manager

[1]
Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 4.76% (-1.26% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[2]
Source: NAREIT. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The NAREIT index excludes brokerage commissions or other fees. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index. The index was developed with a base value as of December 1971.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

EX P E N S E   EX A M P L E

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class A	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$ 997.20	$20.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,004.54	$20.71

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class B	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$ 993.30	$24.36
Hypothetical
(5% return before expenses)	$1,000.00	$1,000.76	$24.45

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class C	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$ 993.30	$24.36
Hypothetical
(5% return before expenses)	$1,000.00	$1,000.76	$24.45

* Expenses are equal to the Fund’s annualized expense ratio of 3.27% for Class A, 4.02% for Class B and 4.02% for Class C multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5

		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (108.8%)

Diversified (7.0%)
Alexander’s, Incorporated[4]	25,800	6,333,900
Vornado Realty Trust[3]	252,500	21,076,175
Winthrop Realty Trust	2,555,350	14,514,388
		41,924,463
Healthcare (5.3%)
Health Care REIT, Incorporated[3]	213,400	7,234,260
LTC Properties, Incorporated[3]	530,000	11,145,900
Medical Properties Trust, Incorporated 144A1,4	1,096,100	10,719,858
Medical Properties Trust, Incorporated[3]	240,900	2,356,002
		31,456,020
Hotel (13.7%)
Ashford Hospitality Trust, Incorporated	1,450,000	15,210,500
Diamondrock Hospitality Company	525,000	6,279,000
Hersha Hospitality Trust	1,420,400	12,797,804
Innkeepers USA Trust	927,500	14,840,000
Kerzner International Limited[4]	187,700	12,904,375
Starwood Hotels & Resorts Worldwide, Incorporated	140,000	8,940,400
Sunstone Hotel Investors, Incorporated	405,000	10,760,850
		81,732,929
Industrial (5.6%)
First Potomac Realty Trust	227,500	6,051,500
ProLogis Trust	583,000	27,237,760
		33,289,260
Mortgage (17.1%)
Anthracite Mortgage Capital, Incorporated	1,499,600	15,790,787
Arbor Realty Trust, Incorporated	48,160	1,248,307
Arbor Realty Trust, Incorporated 144A1	441,840	11,452,493
Capital Trust, Incorporated NY	228,700	6,696,336
Gramercy Cap Corporation	374,200	8,524,276
JER Investors Trust, Incorporated[1,4]	242,000	4,101,900
JER Investors Trust, Incorporated	324,900	5,507,055
Luminent Mortgage Capital, Incorporated	4,700	35,297
Luminent Mortgage Capital, Incorporated 144A1	355,300	2,668,303
Newcastle Investment Corporation	693,900	17,243,415
Northstar Realty Financial Corporation	523,500	5,334,465
RAIT Investment Trust	472,100	12,236,832
Taberna Realty Finance Trust 144A1	965,400	11,584,800
		102,424,266
Multifamily (13.5%)
Avalonbay Communities, Incorporated	200,000	17,850,000
BNP Residential Properties, Incorporated	329,500	5,272,000
Equity Residential Properties Trust[3]	519,900	20,338,488
Home Properties of New York, Incorporated[3]	368,300	15,026,640
Mid-America Apartment Communities, Incorporated[3]	303,800	14,734,300
Post Properties, Incorporated	183,600	7,334,820
		80,556,248

See accompanying notes to the financial statements.

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5   ( c o n t i n u e d )

		MARKET
	SHARES	VALUE($)
Net Lease (5.0%)
Capital Lease Funding, Incorporated	899,300	9,469,629
Newkirk Realty Trust, Incorporated	1,113,100	17,253,050
Trustreet Properties, Incorporated	236,600	3,459,092
		30,181,771
Office (19.4%)
American Financial Realty Trust	1,331,500	15,978,000
Asset Capital Corporation, Incorporated 144A1,4	1,523,000	13,250,100
BioMed Realty Trust, Incorporated	670,900	16,369,960
Boston Properties, Incorporated	275,000	20,385,750
Brandywine Realty Trust [3]	400,000	11,164,000
Brookfield Properties Corporation [3]	274,900	8,087,558
CarrAmerica Realty Corporation	300,000	10,389,000
Equity Office Properties Trust [3]	275,000	8,340,750
SL Green Realty Corporation	160,000	12,222,400
		116,187,518
Retail (20.6%)
Acadia Realty Trust	520,800	10,442,040
Feldman Mall Properities, Incorporated	888,075	10,665,781
General Growth Properties, Incorporated[3]	605,000	28,428,950
Kimco Realty Corporation[3]	409,400	13,133,552
Kite Realty Group Trust	590,000	9,127,300
The Mills Corporation[3]	195,800	8,211,852
Pennsylvania Real Estate Investment Trust[3]	251,400	9,392,304
Ramco-Gershenson Properties Trust	148,600	3,960,190
Simon Property Group, Incorporated[3]	389,400	29,839,722
		123,201,691
Storage (1.7%)
U Store It Trust	482,700	10,160,835
Total Real Estate Common Stock		651,115,001

Real Estate Perferred Stock (9.4%)

Diversified (0.8%)
Taberna Preferred Funding II, Ltd., Series 144A1,2,4	5,000	5,000,000
Hotel (0.7%)
Red Lion Hotels, 9.50%	158,500	4,097,225
Manufactured Housing (0.3%)
Affordable Residential Communities, Series A, 8.25%	83,500	1,619,900
Mortgage (2.9%)
IMPAC Mortgage Holdings, Incorporated, Series C, 9.125%	300,000	6,690,000
New Century Financial Corporation, Series A, 9.125%	170,000	3,961,000
Novastar Financial, Incorporated, Series C, 8.90%[3]	285,000	6,697,500
		17,348,500

See accompanying notes to the financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5   ( c o n t i n u e d )

		MARKET
	SHARES	VALUE($)
Multifamily (0.8%)
Mid-America Apartment Communities, Incorporated,
Series H, 8.30%	188,700	4,842,986
Net Lease (1.5%)
Entertainment Properties Trust, Series A, 9.50%	358,200	9,205,740
Office (1.3%)
Maguire Properties, Incorporated, Series A, 7.625%	311,300	7,626,850
Retail (1.1%)
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	117,900	6,590,610

Total Real Estate Preferred Stock		56,331,811
Total Investments in Securities
(cost $631,696,602) - 118.2%		707,446,812
Other assets in excess of Liabilities - (18.2%)		(108,715,541)
NET ASSETS - 100.0%		$ 598,731,271

[1] Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2] The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.
[3] All or a portion of the security was on loan at December 31, 2005.
[4] Represents non-income producing securities.

		MARKET
	SHARES	VALUE($)
Securities Sold Short (13.0%)

Diversified (0.7%)
Franklin Street Properties Corporation	187,000	3,917,650

Hotel (0.5%)
FelCor Lodging Trust, Incorporated	169,500	2,917,095

Multifamily (1.6%)
Essex Property Trust, Incorporated	101,100	9,321,420

Mutual Funds (6.3%)
IShares Cohen & St Rlty	185,000	23,677,765
IShares DJ US Real Estate	369,100	13,845,400
		37,523,165
Office (2.5%)
Alexandria Real Estate Equities, Incorporated	155,000	12,477,500
Kilroy Realty Corporation	41,800	2,587,420
		15,064,920
Retail (1.5%)
Pan Pacific Retail Properties, Incorporated	51,000	3,411,390
Taubman Centers, Incorporated	166,300	5,778,925
		9,190,315
Total Securities Sold Short (Proceeds $77,331,478)		$77,934,565

See accompanying notes to the financial statements.

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S
D E C E M B E R   3 1 ,   2 0 0 5

ASSETS
Investments, at value[1] (cost $631,696,602)	$707,446,812
Cash	63,560
Collateral for securities loaned, at value	128,874,100
Deposits with broker and custodian bank for securities sold short	37,594,615
Interest and dividends receivable	5,815,721
Receivable for investments sold short	8,757,475
Receivable for investments sold	98,187,627
Receivable for capital shares issued	1,198,487
Receivable from investment advisor	790,962
Prepaid expenses	45,355
Total Assets	988,774,714
LIABILITIES
Demand loan payable to bank	175,814,189
Securities sold short (proceeds $77,331,478)	77,934,565
Payable for return of collateral received for securities on loan	128,874,100
Payables for investments purchased	4,408,049
Payable for capital shares redeemed	905,634
Accrued expenses and other payables
Interest expense	1,058,450
Investment advisory fees	498,245
Distribution fees	273,281
Administration, fund accounting and transfer agent fees	121,080
Administrative services plan fee	28,593
Other	127,257
Total Liabilities	390,043,443
NET ASSETS	$598,731,271
Capital	$529,587,143
Accumulated net realized loss on investments, options, and securities sold short	(6,002,995)
Net unrealized appreciation on investments and securities sold short	75,147,123
Net Assets	$598,731,271
Class A
Net Assets	$392,881,116
Shares outstanding	8,454,342
Redemption price per share	$46.47
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$49.31
Class B
Net Assets	$57,628,625
Shares outstanding	1,252,676
Offering price and redemption price per share[2]	$46.00
Class C
Net Assets	$148,221,530
Shares outstanding	3,224,083
Offering price and redemption price per share[2]	$45.97

[1] Includes securities on loan of $125,439,549,
[2] Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

S T A T E M E N T   O F   O P E R A T I O N S
Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 0 5

INVESTMENT INCOME
Dividend income	$ 37,974,119
Interest income	1,616,139
Total Investment Income	39,590,258
EXPENSES
Investment advisory fees	9,096,408
Distribution fees
Class A	1,012,128
Class B	583,620
Class C	1,477,585
Administration, fund accounting and transfer agent fees	673,954
Administrative services plan fees	144,043
Custodian fees	144,505
Legal fees	110,057
Printing fees	94,608
State Registration fees	33,074
Audit fees	67,490
Insurance expense	25,690
Trustees’ fees	20,220
Dividend expense on securities sold short	2,002,131
Interest expense	8,138,514
Other expenses	23,452
Net Expenses	23,647,479
Net Investment Income	15,942,779
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options	67,360,461
Net realized losses from securities sold short	(8,083,555)
Change in unrealized appreciation (depreciation) from
investments, options and securities sold short	(49,090,843)
Net realized/unrealized gain from investments, options
and securities sold short	10,186,063
Change in net assets resulting from operations	$ 26,128,842

See accompanying notes to the financial statements.

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2005	DECEMBER 31, 2004
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$ 15,942,779	$ 22,058,951
Net realized gains from investments and options	67,360,461	59,875,968
Net realized losses from securities sold short	(8,083,555)	(15,709,365)
Change in unrealized appreciation
(depreciation) from investments, options and
securities sold short	(49,090,843)	61,243,340
Change in net assets resulting from operations	26,128,842	127,468,894

DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income	(17,191,730)	(16,774,005)
From net realized gains from investments and
securities sold short	(37,492,352)	(28,111,681)
Return of capital	(600,293)	-

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income	(2,066,921)	(2,205,256)
From net realized gains from investments and
securities sold short	(5,556,335)	(4,225,711)
Return of capital	(88,945)	-

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income	(5,256,845)	(5,165,853)
From net realized gains from investments and
securities sold short	(14,256,149)	(10,201,860)
Return of capital	(228,923)	-
Change in net assets from distributions
to shareholders	(82,738,493)	(66,684,366)

CAPITAL TRANSACTIONS
Proceeds from shares issued	126,633,811	191,257,641
Shares issued in reinvestment of distributions	69,895,757	55,682,291
Payments for shares redeemed	(149,695,279)	(109,972,920)
Redemption fees	24,461	-
Repayment of advisory fees	790,961
Change in net assets from capital transactions	47,649,711	136,967,012
Change in net assets	(8,959,940)	197,751,540

NET ASSETS
Beginning of period	607,691,211	409,939,671
End of period	$ 598,731,271	$ 607,691,211
Distributions in excess of net investment income	$ -	$ -

See accompanying notes to the financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S   ( c o n t i n u e d )

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2005	DECEMBER 31, 2004
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$97,526,523	$143,855,091
Dividends reinvested	46,129,577	37,111,437
Cost of shares redeemed	(115,631,907)	(87,089,226)
Redemption fees	19,894	-
Repayment of advisory fees	518,833	-
Change	$28,562,920	$93,877,302
Class B:
Proceeds from shares issued	$4,880,824	$9,496,962
Dividends reinvested	6,575,783	5,379,939
Cost of shares redeemed	(8,363,054)	(6,311,956)
Redemption fees	90	-
Repayment of advisory fees	76,136	-
Change	$3,169,779	$8,564,945
Class C:
Proceeds from shares issued	$24,226,464	$37,905,588
Dividends reinvested	17,190,397	13,190,915
Cost of shares redeemed	(25,700,318)	(16,571,738)
Redemption fees	4,477	-
Repayment of advisory fees	195,992	-
Change	$15,917,012	$34,524,765

SHARE TRANSACTIONS:
Class A:
Issued	1,944,214	3,069,115
Reinvested	964,859	769,194
Redeemed	(2,319,820)	(1,876,439)
Change	589,253	1,961,870
Class B:
Issued	98,185	204,152
Reinvested	139,239	112,214
Redeemed	(168,805)	(139,428)
Change	68,619	176,938
Class C:
Issued	489,650	817,217
Reinvested	364,196	275,229
Redeemed	(519,017)	(357,740)
Change	334,829	734,706

See accompanying notes to the financial statements.

S T A T E M E N T   O F   C A S H   F L O W S
Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 0 5

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$15,942,779
Adjustments to reconcile net investment income to
net cash provided by operating activities:
Purchases of investment securities	(2,179,288,537)
Proceeds from disposition of investments, options
and securities sold short	2,313,640,084
Increase in deposits with broker and custodian
bank for securities sold short	3,648,219
Decrease in interest and dividends receivable	(346,568)
Increase in accrued expenses and other payables	417,244
Net cash provided by operating activities	154,013,221

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	(118,293,692)
Proceeds from shares issued	126,549,831
Cost of shares redeemed	(149,363,064)
Cash distributions paid	(12,842,736)
Net cash used in financing activities	(153,949,661)
Change in cash	63,560

CASH:
Beginning balance	-
Ending balance	$63,560

Non-cash financing activities not included herein consist of reinvestment of distributions of $69,895,757

See accompanying notes to the financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

F I N A N C I A L H I G H L I G H T S
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

			Investment Activities		Less Dividends
			Net Realized
			and Unrealized
			Gains (Losses)
	Net Asset		on Investments,	Total
	Value,	Net	Options and	From	Net	Net	Return
	Beginning	Investment	Securities	Investment	Investment	Realized	Of
	of Period	Income	Sold Short	Activities	Income	Gains	Capital
Kensington Strategic Realty Fund Class A
Year Ended December 31, 2005	$51.06	1.44(g)	0.98	2.42	(2.16)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.34	2.21(g)	9.73	11.94	(2.39)	(3.83)	-
Period Ended December 31, 2003*	$37.32	1.51	9.88	11.39	(1.90)	(1.47)	-
Year Ended March 31, 2003	$41.27	2.17	(2.12)	0.05	(2.51)	(1.49)	-
Year Ended March 31, 2002	$36.22	1.64	7.30	8.94	(2.47)	(1.42)	-
Year Ended March 31, 2001	$29.46	2.36	7.64	10.00	(2.52)	(0.72)	-

Kensington Strategic Realty Fund Class B
Year Ended December 31, 2005	$50.63	1.04(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.02	1.83(g)	9.66	11.49	(2.05)	(3.83)	-
Period Ended December 31, 2003*	$37.09	1.27	9.80	11.07	(1.67)	(1.47)	-
Year Ended March 31, 2003	$41.06	1.82	(2.06)	(0.24)	(2.24)	(1.49)	-
Year Ended March 31, 2002	$36.09	1.39	7.22	8.61	(2.22)	(1.42)	-
Year Ended March 31, 2001	$29.42	2.17	7.54	9.71	(2.32)	(0.72)	-

Kensington Strategic Realty Fund Class C
Year Ended December 31, 2005	$50.60	1.04(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$44.99	1.84(g)	9.65	11.49	(2.05)	(3.83)	-
Period Ended December 31, 2003*	$37.07	1.28	9.78	11.06	(1.67)	(1.47)	-
Year Ended March 31, 2003	$41.04	1.81	(2.05)	(0.24)	(2.24)	(1.49)	-
Year Ended March 31, 2002	$36.07	1.37	7.23	8.60	(2.21)	(1.42)	-
Year Ended March 31, 2001	$29.40	2.17	7.54	9.71	(2.32)	(0.72)	-

* A nine month period due to year end change from March 31 to December 31.
(a) Total return excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) Excludes dividend and interest expense.
(e) Includes dividend and interest expense.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g) Computed using the average share method.
^ Less than $0.01 per share.
# In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.

See accompanying notes to the financial statements.

from							Ratios/Supplemental Data

								Ratio of
			Net		Net			Net
			Asset		Assets,	Ratio of	Ratio of	Investment
		Repayment	Value,		End of	Expenses to	Expenses to	Income to
Total	Redemption	of Advisory	End of	Total	Period	Average Net	Average Net	Average Net	Portfolio
Distributions	Fees	Fees	Period	Return (a)(b)	(000’s)	Assets (c)(d)	Assets (c)(e)	Assets (c)(e)	Turnover (f)

(7.07)	-^	0.06	$46.47	4.76%#	$392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	-	n/a	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	-	n/a	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
(4.00)	-	n/a	$37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
(3.89)	-	n/a	$41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%
(3.24)	-	n/a	$36.22	34.94%	$ 90,628	2.83%	4.29%	7.72%	206.02%

(6.70)	-^	0.06	$46.00	3.96%#	$ 57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	-	n/a	$50.63	26.67%	$ 59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	-	n/a	$45.02	30.40%	$ 45,340	2.52%	3.69%	3.87%	87.07%
(3.73)	-	n/a	$37.09	(0.60)%	$ 28,926	3.19%	4.85%	4.63%	213.45%
(3.64)	-	n/a	$41.06	24.87%	$ 23,993	3.93%	4.57%	3.44%	190.84%
(3.04)	-	n/a	$36.09	33.94%	$ 10,867	3.63%	5.24%	6.74%	206.02%

(6.70)	-^	0.06	$45.97	3.97%#	$148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	-	n/a	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	-	n/a	$44.99	30.39%	$ 96,943	2.52%	3.68%	3.94%	87.07%
(3.73)	-	n/a	$37.07	(0.60)%	$ 54,913	3.19%	4.85%	4.58%	213.45%
(3.63)	-	n/a	$41.04	24.85%	$ 42,329	3.93%	4.57%	3.38%	190.84%
(3.04)	-	n/a	$36.07	33.96%	$ 20,898	3.61%	5.19%	6.78%	206.02%

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

OT H E R   SH A R E   CL A S S   RE S U L T S   ( U n a u d i t e d )

AVERAGE ANNUAL RETURN				SINCE
FOR PERIODS ENDED DECEMBER 31, 2005				INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(9/15/99)

CLASS B SHARES
not reflecting CDSC*	3.96%	19.89%	18.14%	22.24%
reflecting applicable CDSC	-0.58%	19.19%	17.93%	22.24%

CLASS C SHARES
not reflecting CDSC*	3.97%	19.90%	18.13%	22.23%
reflecting applicable CDSC	3.06%	19.90%	18.13%	22.23%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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K E N S I N G T O N S E L E C T I N C O M E F U N D

RE S U L T S A T A GL A N C E

AVERAGE ANNUAL RETURN			SINCE	TRAILING	30-DAY
FOR PERIODS ENDED DECEMBER 31, 2005			INCEPTION[1]	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(3/30/01)	YIELD	YIELD[2]

Select Income Fund at NAV	-1.99%	10.59%	16.09%	7.36%	7.57%
with sales load	-7.62%	8.42%	14.65%	7.02%	7.12%
Merrill Lynch Preferred Index [3]	0.96%	5.11%	6.21%
NAREIT Composite Index [4]	8.29%	25.05%	19.70%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 54.

[1]	While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

[2]
The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]
The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

[4]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
December 31, 2005:
			SINCE
			INCEPTION
CLASS A SHARES*	1 YEAR	3 YEAR	(3/30/01)
reflecting 5.75% maximum sales charge	-7.62%	8.42%	14.65%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 56.

K E N S I N G T O N S E L E C T I N C O M E F U N D

MA N A G E M E N T ’S   DI S C U S S I O N   A N D   AN A L Y S I S

The Kensington Select Income Fund is designed for investors seeking a relatively high dividend yield with the potential for modest growth over time.

The Kensington Select Income Fund continued to meet its yield objective, paying dividends each quarter of the year ended December 31, 2005. The Fund’s trailing 12-month dividend yield is 7.36%.1

The Fund’s dividend yield continued to be well above yields on other equity market alternatives and government bonds. For example, at the end of this reporting period, the S&P 500 dividend yield was 1.79% and the dividend yield on a 10-Year Treasury Note was 4.39%.2,3

Kensington Select Income Fund had a total return of -1.99% for the year ended 12/31/05.4 The Merrill Lynch Preferred Index, by comparison, returned 0.96% in 2005.5 The slightly negative return reflects an unusually volatile pricing scenario and does not affect our primary focus on paying dividends. We believe credit quality is only improving and that the spread of REIT preferred stock yields over the 10-year Treasury yield is appealingly wide.

IN V E S T M E N T   ST R A T E G Y

The Fund’s portfolio is well diversified, both geographically and by property type, as it holds over 80 different securities issued by a wide range of real estate companies. As of December 31, 2005, approximately 78% of the Fund’s assets were invested in senior securities - primarily preferred stocks - issued by real estate companies. Preferred shares have a priority claim on the cash flow and underlying assets of these companies. Therefore, with respect to preferred securities, we are focused primarily on credit quality and interest rate risk.

We remain very comfortable with the portfolio’s credit quality. Dividends from the senior securities the Fund owns remain quite secure; on a weighted average basis the portfolio generates over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).

On average, the REIT preferred investments owned by the Fund currently yield approximately 3.5% above 10-year Treasury Note yields, a comfortable cushion by historical standards.6 In our view, an anticipated increase in interest rates is somewhat reflected in the current market prices.

Therefore, a modest rise in 10-year Treasury yields should have a less dramatic effect on these REIT senior securities than it may have on more fully priced fixed income assets. Of course, sudden moves in interest rates or disruptions in the capital markets would likely result in price volatility.

The remaining 22% of the Fund’s portfolio is invested in common stocks of similar issuers. As we have mentioned in past reports, we have been increasing the Fund’s investments in relatively high-yielding common stocks of real estate companies. While we expect that this strategy will increase the dividend growth potential of the Fund’s portfolio, we intend to maintain a majority of the Fund’s assets in senior securities.

IN   CO N C L U S I O N

We believe that REIT preferred stocks represent a compelling investment alternative for investors seeking high current income and potential for modest long-term growth of capital, and remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

PAUL GRAY Portfolio Manager	JOEL BEAM Portfolio Manager

[1]	Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 12/31/05 NAV.

[2]
The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.

[3]
Source: S&P 500 - Bloomberg as of 1/3/06; 10-Year Treasury Notes - Bloomberg as of 1/3/06. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

[4]
Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is -1.99% (-7.62% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[5]
The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Stock Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. An investor cannot invest directly in an index.

[6]
The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

K E N S I N G T O N S E L E C T I N C O M E F U N D

EX P E N S E   EX A M P L E

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were include, your costs would have been higher.

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class A	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$ 961.30	$10.96
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.03	$11.25

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class B	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$ 957.50	$14.64
Hypothetical
(5% return before expenses)	$1,000.00	$1,010.25	$15.03

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class C	July 1, 2005	December 31, 2005	During Period*
Actual	$1,000.00	$ 957.77	$14.64
Hypothetical
(5% return before expenses)	$1,000.00	$1,010.25	$15.03

* Expenses are equal to the Fund’s annualized expense ratio of 2.05% for Class A, 2.80% for Class B and 2.80% for Class C multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5

		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (27.8%)
Healthcare (1.2%)
Health Care REIT, Incorporated	225,000	7,627,500
Medical Properties Trust, Incorporated[3]	145,700	1,424,946
		9,052,446
Hotel (3.8%)
Ashford Hospitality Trust	1,356,400	14,228,636
Diamondrock Hospitality Co.	226,000	2,702,960
Hersha Hospitality Trust	903,100	8,136,931
Sunstone Hotel Investors, Incorporated	114,800	3,050,236
		28,118,763
Mortgage (13.1%)
Anthracite Capital, Incorporated	1,985,600	20,908,368
Arbor Realty Trust, Incorporated	708,400	18,361,728
iStar Financial, Incorporated	270,100	9,629,065
Luminent Mortgage Capital, Incorporated	377,000	2,831,270
Newcastle Investment Corporation	712,400	17,703,140
RAIT Investment Trust	818,175	21,207,096
Resource Capital Corporation 144A1,4	425,000	6,375,000
		97,015,667
Net Lease (6.3%)
Capital Lease Funding, Incorporated	100,000	1,053,000
Newkirk Realty Trust, Incorporated	1,893,000	29,341,500
Spirit Finance Corporation[1]	1,432,095	16,254,278
		46,648,778
Office (3.4%)
American Financial Realty Trust	1,626,500	19,518,000
Republic Property Trust[3,4]	443,200	5,318,400
		24,836,400

Total Real Estate Common Stock		205,672,054

Real Estate Preferred Stock (90.4%)
Diversified (9.9%)
Bedford Property Investors, Incorporated, Series B, 7.625%[3]	325,000	8,141,250
Bedford Property Investors, Incorporated, Series A, 8.75% 144A1,2	400,000	19,562,520
Colonial Properties Trust, Series D, 8.125%	3,700	95,127
Colonial Properties Trust, Series E, 7.62%	752,700	18,388,461
Cousins Properties, Incorporated, Series A, 7.75%	492,300	12,676,725
Crescent Real Estate Equities Company, Series A, 6.75%	377,800	8,081,142
Crescent Real Estate Equities Company, Series B, 9.50%	230,400	6,059,520
		73,004,745
Healthcare (8.2%)
LTC Properties, Incorporated, Series F, 8.00%	1,439,300	36,198,395
Omega Healthcare Investors, Incorporated,
Series D, 8.375%	975,000	24,589,500
		60,787,895

See accompanying notes to the financial statements.

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5   ( c o n t i n u e d )

		MARKET
	SHARES	VALUE($)
Hotel (10.3%)
Ashford Hospitality Trust, Series A, 8.55%	351,500	8,998,400
Boykin Lodging Company, Series A, 10.50%	195,200	5,104,480
Eagle Hospitality, Series A, 8.25%	609,500	14,902,275
FelCor Lodging Trust, Incorporated, Series C, 8.00%[3]	313,000	7,518,260
FelCor Lodging Trust, Incorporated, Series A, 1.95%	305,500	7,240,350
Hersha Hospitality Trust, Series A, 8.00%	204,900	5,040,540
Host Marriott Corporation, Series E, 8.875%	479,000	12,813,250
Red Lion Hotels Capital Trust, Series A, 9.50%	102,300	2,644,455
Sunstone Hotel Investors, Incorporated, Series A, 8.00%	220,000	5,544,000
Winston Hotels, Incorporated, Series B, 8.00%	269,000	6,704,825
		76,510,835
Industrial (1.1%)
EastGroup Properties, Incorporated, Series D, 7.95%	319,200	8,177,904

Manufactured Housing (2.0%)
Affordable Residential Communities, Series A, 8.25%	785,400	15,236,760

Mortgage (24.1%)
Accredited Mortgage Loan REIT Trust, Series A, 9.75%	713,900	18,090,226
American Home Mortgage Investment Corporation, Series A, 9.75%	173,100	4,647,735
American Home Mortgage Investment Corporation, Series B, 9.25%	646,400	16,444,416
Annaly Mortgage Management, Series A, 7.875%	1,151,300	27,976,590
Anthracite Capital, Incorporated, Series C, 9.375%	814,000	21,326,800
Anworth Mortgage Asset Corporation, Series A, 8.625%	143,100	3,441,555
Impac Mortgage Holdings, Incorporated, Series B, 9.375%	437,300	10,407,740
Impac Mortgage Holdings, Incorporated, Series C, 9.125%	548,600	12,233,780
iStar Financial, Incorporated, Series G, 7.650%	200,000	4,936,000
MFA Mortgage Investments, Incorporated, Series A, 8.50%	553,100	13,191,435
New Century Financial, Series A, 9.125%	694,500	16,181,850
Newcastle Investment Corporation, Series C, 8.05%	300,000	7,425,000
Novastar Financial, Series C, 8.90%[3]	239,700	5,632,950
RAIT Investment Trust, Series A, 7.75%	286,500	6,887,460
Thornburg Mortgage, Incorporated, Series C, 8.00%	388,400	9,758,550
		178,582,087
Multifamily (7.1%)
Apartment Investment & Management Company, Series T, 8.00%	798,500	19,962,500
Apartment Investment & Management Company, Series U, 7.75%	968,700	24,062,508
Associated Estates Realty Corporation, Series B, 8.70%	242,000	6,072,990
Home Properties of New York, Incorporated, Series F, 9.00%	85,100	2,184,517
		52,282,515
Net Lease (2.8%)
Capital Lease Funding, Incorporated, Series A, 8.125%	420,000	10,437,000
Entertainment Properties Trust, Series A, 9.50%	310,900	7,990,130
Entertainment Properties Trust, Series B, 7.75%	100,000	2,440,000
		20,867,130

See accompanying notes to the financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5   ( c o n t i n u e d )

		MARKET
	SHARES	VALUE($)
Office (11.9%)
Brandywine Realty Trust, Series D, 7.375%	383,000	9,609,470
Corporate Office Properties Trust, Series G, 8.00%	432,300	10,956,644
Dra Crt Acquisition Corporation, Series A, 8.5%	804,000	18,090,000
Highwoods Properties, Incorporated, Series B, 8.00%	113,604	2,851,460
Lexington Corporate Properties Trust, Series B, 8.05%	454,100	11,520,517
Maguire Properties, Incorporated, Series A, 7.625%	912,600	22,358,700
Parkway Properties, Incorporated, Series D, 8.00%[3]	486,600	12,554,280
		87,941,071
Other (2.1%)
Digital Realty Trust, Incorporated, Series A, 8.50%[3]	625,000	15,812,500

Retail (10.7%)
CBL & Associates Properties, Incorporated, Series C, 7.75%	369,000	9,335,700
Glimcher Realty Trust, Series F, 8.75%	500,000	12,812,500
Glimcher Realty Trust, Series G, 8.125%	130,100	3,258,355
Mills Corporation, Series E, 8.75%	550,500	14,092,800
Mills Corporation, Series G, 7.875%[3]	225,000	5,625,000
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	46,600	2,604,940
Saul Centers, Incorporated, Series A, 8.00%	258,000	6,604,800
Taubman Centers Incorporated, Series G, 8.00%	520,000	13,072,800
Trustreet Properties, Series A, 7.72%	85,200	1,772,160
Urstadt Biddle Properties, Incorporated, Series C, 8.50%	93,500	10,020,395
		79,199,450
Total Real Estate Preferred Stock		668,402,892
Total Real Estate Common and Preferred Stock
(Cost $868,651,201)		874,074,946

See accompanying notes to the financial statements.

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,   2 0 0 5   ( c o n t i n u e d )

	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Corporate Bonds (4.9%)

Diversified (4.9%)
Taberna Preferred Funding, Limited, Series 2005-2A F,
9.290%, 11/05/35 144A1,2	$27,000,000	27,000,000
Taberna Preferred Funding, Limited, Series 2005-3A D,
7.360%, 02/05/36 144A1,2	4,500,000	4,500,000
Taberna Preferred Funding, Limited, Series 2005-3A E,
9.210%, 11/05/35 144A1,2	4,500,000	4,500,000
Total Corporate Bonds (Cost $36,000,000)		36,000,000
Repurchase Agreement (0.3%)
Custodial Trust Company, 4.0%, dated 12/31/05 due
01/01/06, repurchase price $1,863,828 (collateralized by
U.S. Treasury Bond, 08/15/22, valued at $1,919,095)[5]	1,863,000	1,863,000

TOTAL INVESTMENTS IN SECURITIES
(cost $906,514,201) - 123.3%		911,937,946
Other assets in excess of Liabilities - (23.3%)		(172,174,159)
NET ASSETS - 100.0%		$ 739,763,787

[1] Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2] The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
[3] All or a portion of the security was on loan at December 31, 2005.
[4] Represents non-income producing securities.
[5] Security purchased with the cash proceeds from securities loaned.

		MARKET
	SHARES	VALUE($)
Securities Sold Short (1.6%)

Real Estate Common Stock (1.6%)

Retail (1.6%)
Accredited Home Lenders Holding Company	179,813	8,915,129
Realty Income Corporation	127,000	2,745,740
Total Securities Sold Short (Proceeds $9,210,911)		$11,660,869

See accompanying notes to the financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S
D E C E M B E R   3 1 ,   2 0 0 5

ASSETS
Investments, at value[1] (cost $904,651,201)	$910,074,946
Repurchase agreement, at cost	1,863,000
Total Investments, (cost $906,514,201)	911,937,946
Deposits with broker and custodian bank for securities sold short	12,925,917
Interest and dividends receivable	9,951,072
Receivables from investments sold	19,794,624
Receivable for capital shares issued	669,938
Other receivables	74,724
Prepaid expenses	33,994
Total Assets	955,388,215
LIABILITIES
Demand loan payable to bank	197,505,507
Securities sold short (proceeds $9,210,911)	11,660,869
Payable for return of collateral received for securities on loan	1,863,000
Payables for investments purchased	1,245,640
Payable for capital shares redeemed	1,173,166
Accrued expenses and other payables
Interest expense	865,358
Investment advisory fees	644,914
Distribution fees	352,841
Trustees fees	127
Administration, fund accounting and transfer agent fees	150,945
Administrative services plan fees	40,467
Other	121,594
Total Liabilities	215,624,428
NET ASSETS	$739,763,787

Capital	$742,819,378
Accumulated net realized loss on investments and securities sold short	(6,029,380)
Net unrealized appreciation on investments and
securities sold short	2,973,788
Net Assets	$739,763,787
Class A
Net Assets	$444,575,658
Shares outstanding	13,195,493
Redemption price per share	$33.69
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$35.75
Class B
Net Assets	$74,926,019
Shares outstanding	2,240,493
Offering and redemption price per share[2]	$33.44
Class C
Net Assets	$220,262,110
Shares outstanding	6,598,577
Offering and redemption price per share[2]	$33.38

[1] Includes securities on loan of $1,837,925.
[2] Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

S T A T E M E N T   O F   O P E R A T I O N S
Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 0 5

INVESTMENT INCOME
Dividend income	$ 72,585,798
Interest income	1,705,877
Total Investment Income	74,291,675
EXPENSES
Investment advisory fees	8,433,622
Distribution fees
Class A	1,307,918
Class B	821,710
Class C	2,380,240
Custodian fees	144,825
Administration, fund accounting and transfer agent fees	909,141
Administrative services plan fees	272,813
Trustees’ fees	27,925
Legal fees	115,866
Printing fees	128,931
Registration fees	40,853
Audit fees	80,171
Insurance expense	41,687
Dividend expense	444,108
Interest expense	5,158,296
Other expenses	61,017
Total expenses	20,369,123
Net Investment Income	53,922,552
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from investments	1,841,354
Net realized loss on securities sold short	(2,153,834)
Change in unrealized appreciation (depreciation)
from investments, and securities sold short	(72,889,108)
Net realized/unrealized loss from investments and
securities sold short	(73,201,588)
Change in net assets resulting from operations	$(19,279,036)

See accompanying notes to the financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2005	DECEMBER 31, 2004
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$53,922,552	$ 55,815,713
Net realized gains from investments and options	1,841,354	24,096,599
Net realized loss on securities sold short	(2,153,834)	(1,909,488)
Net change in unrealized appreciation
(depreciation) from investments, and
securities sold short	(72,889,108)	1,390,069
Change in net assets resulting from operations	(19,279,036)	79,392,893

DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income	(36,352,015)	(26,232,684)
From net realized gains from investments
and securities sold short	(2,531,645)	(23,369,417)
Return of capital	(195,826)	-

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income	(5,147,376)	(3,555,488)
From net realized gains from investments
and securities sold short	(427,735)	(3,459,407)
Return of capital	(33,250)	-

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income	(14,972,297)	(10,202,883)
From net realized gains from investments
and securities sold short	(1,257,138)	(9,839,569)
Return of capital	(97,925)	-
Change in net assets from distributions
to shareholders	(61,015,207)	(76,659,448)

CAPITAL TRANSACTIONS
Proceeds from shares issued	270,977,773	375,554,511
Shares issued in reinvestment of distributions	42,876,544	55,650,999
Payments for shares redeemed	(348,991,337)	(312,987,651)
Redemption fees	73,031	—
Change in net assets from capital transactions	(35,063,989)	118,217,859
Change in net assets	(115,358,232)	120,951,304

NET ASSETS
Beginning of period	855,122,019	734,170,715
End of period	$739,763,787	$ 855,122,019
Undistributed net investment income	$-	$ -

See accompanying notes to the financial statements.

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S   ( c o n t i n u e d )

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2005	DECEMBER 31, 2004
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$218,024,712	$282,319,994

Dividends reinvested	27,666,309	36,322,730
Cost of shares redeemed	(286,689,306)	(259,132,033)
Redemption fees	70,821	-
Change	$(40,927,464)	$59,510,691
Class B:
Proceeds from shares issued	$7,393,098	$19,934,477
Dividends reinvested	3,625,448	4,651,120
Cost of shares redeemed	(11,461,457)	(6,968,065)
Redemption fees	197	-
Change	$(442,714)	$17,617,532
Class C:
Proceeds from shares issued	$45,559,963	$73,300,040
Dividends reinvested	11,584,787	14,677,149
Cost of shares redeemed	(50,840,574)	(46,887,553)
Redemption fees	2,013	-
Change	$6,306,189	$41,089,636

SHARE TRANSACTIONS:
Class A:
Issued	6,047,910	7,687,609
Reinvested	780,159	997,398
Redeemed	(8,064,957)	(7,151,242)
Change	(1,236,888)	1,533,765
Class B:
Issued	206,246	547,989
Reinvested	103,178	128,641
Redeemed	(327,119)	(193,300)
Change	(17,695)	483,330
Class C:
Issued	1,275,260	2,007,730
Reinvested	330,278	406,385
Redeemed	(1,450,909)	(1,315,178)
Change	154,629	1,098,937

See accompanying notes to the financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S T A T E M E N T   O F   C A S H   F L O W S
Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 0 5

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$ 53,922,552
Adjustments to reconcile net investment income to
net cash provided by operating activities:
Purchases of investment securities	(353,690,824)
Proceeds from disposition of investments, options
and securities sold short	448,496,483
Decrease in deposits with broker and custodian
bank for securities sold short	(1,480,487)
Increase in interest and dividends receivable	600,355
Decrease in accrued expenses and other payables	(2,203)
Net cash provided by operating activities	147,845,876

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	(52,777,240)
Proceeds from shares issued	271,009,064
Cost of shares redeemed	(347,939,037)
Cash distributions paid	(18,138,663)
Net cash used in financing activities	(147,845,876)
Change in cash	-

CASH:
Beginning balance	-
Ending balance	$ -

Non-cash financing activities not included herein consist of reinvestment of distributions of $42,876,544.

See accompanying notes to the financial statements.

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K E N S I N G T O N S E L E C T I N C O M E F U N D

F I N A N C I A L   H I G H L I G H T S

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

			Investment Activities			Less Dividends
				Net Realized
				and Unrealized
				Gains (Losses) on
		Net Asset		Investments,	Total
		Value,	Net	Options and	From	Net	Net	Return
		Beginning	Investment	Securities	Investment	Investment	Realized	Of
		of Period	Income	Sold Short	Activities	Income	Gains	Capital
Kensington Select Income Fund Class A
	Year Ended December 31, 2005	$37.07	2.41(g)	(3.09)	(0.68)	(2.50)	(0.19)	(0.01)
	Year Ended December 31, 2004	$36.76	2.04	1.92	3.96	(1.95)	(1.70)	-
	Period Ended December 31, 2003*	$32.50	1.67	5.07	6.74	(1.95)	(0.53)	-
	Year Ended March 31, 2003	$31.18	2.57	1.29	3.86	(2.54)	-	-
	Period Ended March 31, 2002**	$25.00	2.51	6.29	8.80	(2.58)	-	(0.04)

Kensington Select Income Fund Class B
	Year Ended December 31, 2005	$36.84	2.12(g)	(3.07)	(0.95)	(2.25)	(0.19)	(0.01)
	Year Ended December 31, 2004	$36.57	1.80	1.85	3.65	(1.74)	(1.64)	-
	Period Ended December 31, 2003*	$32.35	1.47	5.04	6.51	(1.76)	(0.53)	-
	Year Ended March 31, 2003	$31.08	2.26	1.35	3.61	(2.34)	-	-
	Period Ended March 31, 2002**	$25.00	2.45	6.12	8.57	(2.45)	-	(0.04)

Kensington Select Income Fund Class C
	Year Ended December 31, 2005	$36.77	2.12(g)	(3.06)	(0.94)	(2.25)	(0.19)	(0.01)
	Year Ended December 31, 2004	$36.51	1.82	1.82	3.64	(1.74)	(1.64)	-
	Period Ended December 31, 2003*	$32.30	1.48	5.02	6.50	(1.76)	(0.53)	-
	Year Ended March 31, 2003	$31.06	2.28	1.31	3.59	(2.35)	-	-
	Period Ended March 31, 2002**	$25.00	2.46	6.12	8.58	(2.48)	-	(0.04)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 3, 2001.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0..01 per share

See accompanying notes to the financial statements.

From					Ratios/Supplemental Data

							Ratio of
		Net		Net			Net
		Asset		Assets,	Ratio of	Ratio of	Investment
	Redemp-	Value,	Total	End of	Expenses to	Expenses to	Income to
Total	Tion	End of	Return	Period	Average Net	Average Net	Average Net	Portfolio
Distributions	Fees	Period	(a)(b)	(000’s)	Assets (c)(d)	Assets (c)(e)	Assets (c)	Turnover (f)

(2.70)	-^	$33.69	(1.99)%	$444,576	1.47%	2.13%	6.66%	35.70%
(3.65)	-	$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
(2.48)	-	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
(2.54)	-	$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
(2.62)	-	$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%

(2.45)	-^	$33.44	(2.73)%	$ 74,926	2.22%	2.88%	5.95%	35.70%
(3.38)	-	$36.84	10.45%	$ 83,185	2.35%	3.07%	6.73%	37.74%
(2.29)	-	$36.57	20.54%	$ 64,900	2.35%	2.77%	5.54%	22.49%
(2.34)	-	$32.35	11.89%	$ 39,973	2.35%	3.00%	7.75%	49.59%
(2.49)	-	$31.08	35.41%	$ 11,049	2.35%	3.04%	9.94%	33.27%

(2.45)	-^	$33.38	(2.71)%	$220,262	2.22%	2.88%	5.96%	35.70%
(3.38)	-	$36.77	10.43%	$236,965	2.35%	3.07%	6.73%	37.74%
(2.29)	-	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
(2.35)	-	$32.30	11.87%	$ 98,752	2.35%	3.00%	7.85%	49.59%
(2.52)	-	$31.06	35.42%	$ 29,499	2.35%	3.00%	10.07%	33.27%

K E N S I N G T O N S E L E C T I N C O M E F U N D

OT H E R SH A R E	CL A S S	RE S U L T S	( U n a u d i t e d )

AVERAGE ANNUAL RETURN					SINCE
FOR PERIODS ENDED DECEMBER 31, 2005					INCEPTION[1]
WITH ALL DISTRIBUTIONS REINVESTED			1 YEAR	3 YEAR	(3/30/01)

CLASS B SHARES
not reflecting CDSC[2]			-2.73%	9.75%	15.22%
reflecting applicable CDSC			-7.27%	8.92%	14.97%

CLASS C SHARES
not reflecting CDSC[2]			-2.71%	9.75%	15.22%
reflecting applicable CDSC			-3.62%	9.75%	15.22%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

[1]	While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

[2]	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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T H E K E N S I N G T O N F U N D S

NO T E S   T O   T H E   FI N A N C I A L   ST A T E M E N T S

1.	OR G A N I Z A T I O N
The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
2.	SI G N I F I C A N T AC C O U N T I N G PR I N C I P L E S
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SE C U R I T I E S   VA L U A T I O N
The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”).

RE P U R C H A S E   AG R E E M E N T S
The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

SE C U R I T Y   TR A N S A C T I O N S   A N D   RE L A T E D   IN C O M E
Security transactions are recorded for no later than one day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WR I T T E N   OP T I O N S
Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the year ended December 31, 2005, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the year ended December 31, 2005, by the Fund:

Kensington Strategic Realty Fund
Call Options	Contract	Premiums
Balance at beginning of year	500	$ 47,308
Options written	-	-
Options closed	-	-
Options expired	(500)	(47,308)
Options Exercised	-	-
Options outstanding at the end of year	-	-

SH O R T   SA L E   TR A N S A C T I O N S
A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed

T H E K E N S I N G T O N F U N D S

by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RE S T R I C T E D   SE C U R I T I E S
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On December 31, 2005, the Kensington Real Estate Securities Fund, Kensington Select Income Fund and Kensington Strategic Realty Fund held restricted securities representing 2.2%, 10.6% and 10.4% of net assets, respectively. The restricted securities held as of December 31, 2005 are identified below:

			Number of
	Acquisition	Acquisition	Shares/Principal
Security	Date	Cost	Amount	Value
Kensington Real State Securities Fund
Medical Properties Trust	03/04	$ 1,441,750	142,900	$ 1,397,560

Kensington Strategic Realty Fund
Asset Capital Corporation, Inc.	06/05	$12,945,500	1,523,000	$13,250,100
Arbor Realty Trust	07/04	$ 5,523,000	441,840	$11,452,493
JER Investors Trust, Incorporated	05/04	$ 3,630,000	242,000	$ 4,101,900
Medical Properties Trust	03/04	$10,961,000	1,096,100	$10,719,858
Luminent Mortgage Capital,
Incorporated	06/03	$ 5,347,000	355,300	$ 2,668,303
Taberna Realty Finance Trust	06/05	$13,254,000	9,654,000	$11,584,800
Taberna Preferred Funding II
Pfd Shares	06/05	$ 5,000,000	5,000	$ 5,000,000

Kensington Select Income Fund
Bedford Property Investors,
Incorporated, Series A, 8.75%	07/03	$20,000,000	400,000	$19,562,520
Resource Capital Corporation	03/05	$ 6,375,000	425,000	$ 6,375,000
Spirit Finance Corporation	12/03	$14,320,950	1,432,095	$16,254,278
Taberna Preferred Funding II
2005-2A F, 9.29%, 11/5/35	06/05	$27,000,000	27,000,000	$27,000,000
Taberna Preferred Funding III
Class D, 7.36%, 02/05/36	09/05	$ 4,500,000	4,500,000	$ 4,500,000
Taberna Preferred Funding III
Class E, 9.21%, 02/05/36	09/05	$ 4,500,000	4,500,000	$ 4,500,000

DI V I D E N D S   A N D   DI S T R I B U T I O N S   T O   SH A R E H O L D E R S
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

SE C U R I T I E S   LE N D I N G
To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of December 31, 2005, the Funds had equity securities on loan as follows:

	Market
Fund	Value	Collateral

Kensington Strategic Realty Fund	$125,439,549	$128,874,100
Kensington Select Income Fund	$1,837,925	$1,863,000*

* The cash collateral received was invested in repurchase agreements at December 31, 2005.

EX P E N S E S
Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

RE D E M P T I O N S   FE E S
The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

T H E K E N S I N G T O N F U N D S

AD M I N I S T R A T I V E   SE R V I C E S   PL A N

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3.	PU R C H A S E S A N D SA L E S O F SE C U R I T I E S
Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

Fund	Purchases	Sales

Kensington Real Estate Securities Fund	$79,559,430	$64,440,132
Kensington Strategic Realty Fund	$1,670,023,364	$1,787,023,874
Kensington Select Income Fund	$345,564,615	$444,903,881

4.	RE L A T E D PA R T Y TR A N S A C T I O N S
Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the “Advisory Agreements”). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund’s average daily net assets: Real Estates Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a fee (the “Total Fee”) composed of: (1) a base fee, calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.50% of the Fund’s average daily net assets (the “Base Fee”), and (2) a Performance Adjustment that will add to or subtract from the Base Fee depending on the performance of Class A shares of the Fund relative to the National Association of Real Estate Investment Trust (“NAREIT”) Composite Index (“Index”) for the preceding twelve month period.
A Performance Adjustment will be made at the end of each calendar month based on the performance of Class A shares relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month.

The Performance adjustment will be a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of Class A shares of the Fund and the performance of the Index for the previous twelve month period. The adjustment is limited to a maximum positive or negative adjustment of 1.0%.

The Adviser has contractually agreed, until December 31, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

		Total Operating
Fund		Expense

Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the year ended December 31, 2005, the amounts reimbursed to theAdvisor and the remaining available for reimbursement were as follows:

Reimbursed
	To Adviser	Remaining
	Period Ended	Available for
Fund	December 31, 2005	Reimbursement

Kensington Real Estate Securities Fund	$19,634	$160,498

In 2004, the Adviser informed the Funds’ Board of Trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. In January 2006, the Advisor made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Advisor and the Staff. This amount was accrued as a receivable by the Strategic Realty Fund at December 31, 2005 and credited to paid-in capital.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator pursuant to an Administration Agreement (the “Administration Agreement”). USBFS also serve as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. USBFS received fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. For its services, the Funds pay USBFS an annual fee equal to 0.12% of the first $1.25 billion of the average daily net assets, 0.08% of the next $1.75 billion, 0.06% thereafter.

Quasar Distributors, LLC, an affiliate of USBFS, serve as the Funds’ principal distributor (the “Distributor”). The Trust had entered into a Distribution Plan (the “Plan”) which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds paid a monthly fee to the Distributor

T H E K E N S I N G T O N F U N D S

in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $100,000 from the Trust. Each of the Non-Interested Trustees receives a $3,000 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. The Chairman of the Audit Committee receives $500 for each Board meeting attended. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $12,000 ($14,000 for the Audit Committee Chairman) before travel expenses.

AF F I L I A T E D CO M P A N Y TR A N S A C T I O N S
The Kensington Strategic Realty Fund and the Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended December 31, 2005:

	Aggregate				Share
	Purchase	Aggregate	Net Realized		Balance,	Value,
Issuer	Cost	Sales Cost	Gain (Loss)	Income	Dec 31, 2005	Dec 31, 2005
STRATEGIC REALTY FUND
Atlantic Realty Trust Inc.	$5,800	$ 3,024,091	$833,962	-	-	-*
Feldman Mall Properties Inc.	7,160,489	3,355,765	(495,737)	$801,156	888,075	$10,665,781
First Union RE Eq&Mtg	312,849	1,892,298	1,187,534	-	-	-*
Hersha Hospitality Trust	5,711,191	390,742	(52,449)	936,540	1,420,400	12,797,804
Newkirk Realty Trust Inc	17,709,065	-	-	300,537	1,113,100	17,253,050
Prime Group Realty Trust	319,163	15,801,407	2,854,516	-	-	-*
Wellsford Real Properties	757,634	10,678,054	(349,525)	-	-	-*
Winthrop Realty Trust	-	283,348	350,402	282,189	2,555,350	14,514,388
TOTAL	$31,976,191	$35,425,705	$4,328,703	$2,320,422		$55,231,023

SELECT INCOME FUND
Newkirk Realty Trust Inc	30,288,000	-	-	511,110	1,893,000	29,341,500
TOTAL	$30,288,000	-	-	$511,110		$29,341,500

* Issuer was not an affiliated company at December 31, 2005.

5.	CO N C E N T R A T I O N O F CR E D I T RI S K S
Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6.	LE V E R A G E
The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial Trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings). Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the year ended December 31, 2005 was as follows:

	Average	Average Outstanding
Fund	Interest Rate	Demand Loan Payable

Kensington Strategic Realty	3.96%	$206,092,239
Kensington Select Income Fund	4.02%	$128,094,034

7.	FE D E R A L TA X IN F O R M A T I O N
It is the policy of the Funds to qualify as a regulated investment company by complying with Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

The tax character of distributions paid to shareholders during the year ended December 31, 2005 was as follows:

	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select Income
	Securities Fund	Realty Fund	Fund
Distribution Paid from:
Ordinary Income	$2,062,871	$29,602,594	$41,864,305
Net Long Term Capital Gains	5,471,634	52,217,737	18,823,901
Return of Capital	-	918,162	327,001
Totals	$7,534,507	$82,738,493	$61,015,207
The tax character of distributions paid to shareholders during the year ended December 31, 2004 was as follows.

	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select Income
	Securities Fund	Realty Fund	Fund
Distribution Paid from:
Ordinary Income	$1,406,604	$31,688,217	$48,534,968
Net Long Term Capital Gains	455,708	34,996,149	28,124,480
Totals	$1,862,312	$66,684,366	$76,659,448

T H E K E N S I N G T O N F U N D S

The character of distributions paid may differ from the Statement of Changes in Net Assets, because for tax purposes, short term capital gain distributions are treated as ordinary income.

The amount and character of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are attributable to differing book and tax treatment for the timing of the recognition of gains and losses on certain investment transactions.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These reclassifications have no impact on the net asset value of the Funds. As of December 31, 2005, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Undistributed	Undistributed
	Net Investment	Net Realized	Paid-In
	Income	Gain (Loss)	Capital
Real Estate Securities Fund	($ 53,218)	$ 53,218	$ -
Strategic Realty Fund	9,490,878	(7,781,754)	(1,709,124)
Select Income Fund	2,876,137	(2,549,136)	(327,001)

Permanent differences are primarily due to REIT adjustments, non-deductibility of certain expenses and distribution reclasses.

As of December 31, 2005 the components of accumulated earnings on a tax basis were as follows:

	Kensington	Kensington	Kensington
	Real Estate	Strategic	Select Income
	Securities Fund	Realty Fund	Fund
Cost of investments for tax purposes	$52,345,825	$637,699,597	$906,970,477
Gross tax unrealized appreciation	10,438,841	89,402,992	28,111,082
Gross tax unrealized depreciation	(477,341)	(19,655,777)	(23,143,613)
Net unrealized appreciation	9,961,500	69,747,215	4,967,469
Undistributed Ordinary Income	-	-	-
Undistributed Long Term
Capital Gains	532,483	-	-
Other Accumulated Losses	-	(603,087)	(8,023,061)
Total Accumulated Earnings (Losses)	$10,493,983	$ 69,144,128	$(3,055,592)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Select Income Fund incurred loss for tax purposes from November 1, 2005 to December 31, 2005 in the amount of $5,573,105. As permitted by tax regulations, the Fund elected to defer and treat this loss as arising in the year ending December 31, 2006.

8.	ME R G E R
On March 24, 2005, the Kensington Real Estate Securities Fund (the “Acquiring Fund”) acquired all of the net assets of the Victory Real Estate Fund (the “Acquired Fund”) in a tax-free exchange of shares pursuant to an agreement and plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Acquiring Fund’s Schedule of Changes in Net Assets.

The Acquiring Fund issued 427,277 Class A shares (valued at $15,454,613) for 563,405 Class A shares and 460,794 Class R shares of the Acquired Fund and issued 17,039 Class C shares (valued at $612,905) for 40,750 Class C shares of the Acquired Fund outstanding on March 24, 2005. The Acquired Fund’s net assets on that date of $16,067,518, including $4,023,173 of net unrealized appreciation were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately after the merger were $53,666,254.

T H E K E N S I N G T O N F U N D S

RE P O R T   O F   IN D E P E N D E N T   RE G I S TE R E D   PU B L I C   AC C O U N T I N G   FI R M

Board of Trustees and Shareholders The Kensington Funds

We have audited the accompanying statements of assets and liabilities of The Kensington Funds (comprising, respectively, the Real Estate Securities Fund, Select Income Fund, and Strategic Realty Fund) (the “Funds”), including the schedules of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold, not yet purchased as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Kensington Funds at December 31, 2005, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 14, 2006

OT H E R   DI S C L O S U R E S   ( U n a u d i t e d )

1.	PR O X Y VO T I N G PO L I C I E S A N D PR O C E D U R E S
The advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2.	PR O X Y VO T I N G RE C O R D
Information regarding how the advisors of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3.	FO R M N-Q DI S C L O S U R E
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

4.	SU P P L E M E N T A L TA X IN F O R M A T I O N
For the fiscal year ended December 31, 2005, the Funds designated long-term capital gains dividends as follows:

Real Estate Securities Fund	$ 5,471,634
Strategic Realty Fund	$52,217,737
Select Income Fund	$18,823,901

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the designation of short-term capital gains applicable to foreign shareholders is as follows:

Real Estate Securities Fund	67.58%
Strategic Realty Fund	61.04%
Select Income Fund	0.33%

T H E K E N S I N G T O N F U N D S

FU N D   MA N A G E M E N T   ( U n a u d i t e d )

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Number of
		Term of	Principal	Funds in	Other
	Position(s)	Office** and	Occupation(s)	Fund Complex	Directorships
	Held with	Length of	During Past	Overseen	Held by
Name, Address and Age	the Funds	Time Served	Five Years	by Trustee	Trustee

IN T E R E S T E D TR U S T E E S
John P. Kramer*	Trustee and	Since 2003	President, Kensington	3	None
4 Orinda Way	President		Investment Group,
Suite 200C			Inc. (since August 1993)
Orinda, CA 94563
Age: 47

NO N -IN T E R E S T E D	TR U S T E E S
Robert M. Brown	Trustee	Since 2003	Partner, VxCapital	3	None
4 Orinda Way			Partners (Aircraft
Suite 200C			leasing) (since
Orinda, CA 94563			March 2002); Senior
Age: 46			Vice President,
Pegusus Aviation,
Inc. (Aircraft
leasing) (1988-2002).

Frank C. Marinaro	Trustee	Since 2003	Portfolio Manager,	3	None
4 Orinda Way			Emery and Howard
Suite 200C			Portfolio Management
Orinda, CA 94563			(since 1993)
Age: 43

David R. Pearce	Trustee	Since 2003	Director of Finance,	3	None
4 Orinda Way			Weston Nurseries
Suite 200C			(since 2005) Private
Orinda, CA 94563			Investor, 2005 From
Age: 46			1996 to 2004, Vice
President, Chief
Financial Officer, and
Treasurer, Geerlings &
Wade (wine retailer)

* Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington
Investment Group, Inc., the Funds’ investment adviser.
** Trustees hold their position with the Trust until their resignation or removal.

OF F I C E R S O F T H E TR U S T WH O A R E N O T TR U S T E E S
Principal
	Position(s)	Term of Office**	Occupation(s)
	Held with	and Length of	During the Past
Name, Address and Age	the Funds	Time Served	Five Years

Paul Gray	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 40

Craig M. Kirkpatrick	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 42

Cynthia M. Yee	Secretary,	Since 2003	From 1994 to present,
4 Orinda Way	Treasurer and		Executive Vice
Suite 200C	Chief		President and Chief
Orinda, CA 94563	Compliance		Financial Officer of
Age 40	Officer		Kensington Investment
Group, Inc.

Rita Dam	Assistant	Since 2004	From 1994 to present,
615 East Michigan Street	Treasurer		Vice President of U.S.
Milwaukee, WI 53202			Bancorp Fund
Age: 39			Services, LLC

Joy Ausili	Assistant	Since 2004	From 1997 to present,
615 East Michigan Street	Treasurer		Vice President of U.S.
Milwaukee, WI 53202			Bancorp Fund
Age: 39			Services, LLC

Christine Radonski	Assistant	Since 2004	From 1984 to present,
615 East Michigan Street	Secretary		employee of U.S.
Milwaukee, WI 53202			Bancorp Fund
Age: 43			Services, LLC

Ruth Look	Assistant	Since 2004	From 1990 to present,
615 East Michigan Street	Secretary		employee of U.S.
Milwaukee, WI 53202			Bancorp Fund
Age: 48			Services, LLC

** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

T H E K E N S I N G T O N F U N D S

BO A R D   O F   TR U S T E E S   CO N S I D E R A T I O N   O F   T H E   AP P R O V A L   O F   T H E
CO N T I N U A T I O N   O F   T H E   IN V E S T M E N T   AD V I S O R Y   AG R E E M E N T S   F O R
EA C H   O F   T H E   FU N D S

In accordance with the Investment Company Act of 1940, the Board of Trustees is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider the continuation of each of the Investment Advisory Agreements with the Adviser. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to allow the Board to properly consider the continuation of the Advisory Agreements.

Accordingly, in determining whether to renew the Advisory Agreements, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the Investment Company Act of 1940, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.
The Board held an in-person meeting on December 9, 2005, at which they considered the renewal of each of the Advisory Agreements (and the restatement of the Advisory Agreement with respect to the Strategic Realty Fund) and the Board engaged in a thorough review process in connection with determining whether or not to continue the Advisory Agreements. During this meeting, the Board reviewed relevant information and data provided by the Adviser and the Board met with representatives of theAdviser and discussed with them their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, and matters relating to the distribution and marketing of the Funds.

In reviewing the proposed continuation of each of the Advisory Agreements (and the restatement of the Advisory Agreement with respect to the Strategic Realty Fund), the Board noted the unique investment objectives, strategies and fee arrangements applicable to each Fund, and noted the Adviser’s specialized investment expertise in the area of real estate securities investing and the types of investment strategies utilized by the Adviser with respect to each of the Funds. In considering the differing fee schedules applicable to each of the Funds, the Board discussed with representatives of theAdviser their reasons for assessing different fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of the Adviser various performance and expense information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services and the profitability of each of the Funds to the Adviser, as follows:

1. Kensington Real Estate Securities Fund. The Board first reviewed information and materials regarding the Real Estate Securities Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board members reviewed the Real Estate Fund’s investment performance since its inception on December 31, 2002, noting that it has performed favorably as compared to its benchmark index since that time and over shorter periods. The Board then engaged in discussions with the portfolio manager for the Real Estate Securities Fund in order to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year and the marketing efforts utilized in order to promote the continued growth of the Fund.

2. Kensington Select Income Fund. The Board next reviewed information and materials regarding the Select Income Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board members reviewed the Select Income Fund’s investment performance since its inception on March 31, 2001, noting that it has performed favorably as compared to its benchmark index since that time and over shorter periods. The Board then engaged in discussions with the portfolio managers for the Select Income Fund in order to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Fund. The Board members considered the current benchmark index for the Fund in connection with the Fund’s stated investment objective of seeking high current income with the potential for modest long-term growth of capital by investing primarily in real estate securities, and the Board determined that the benchmark selected remained reasonable. The Board also considered and discussed the level of assets in the Fund throughout the year and the marketing efforts utilized in order to promote the continued growth of the Fund

3. Kensington Strategic Realty Fund. The Board then reviewed information and materials regarding the Strategic Realty Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board members reviewed the Strategic Realty Fund’s investment performance since its inception on September 15, 1999, noting that it has performed favorably as compared to its benchmark index since that time and over shorter periods. The Board then engaged in discussions with the portfolio managers for the Strategic Realty Fund in order to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year and the marketing efforts utilized in order to promote the continued growth of the Fund. In connection with its review of matters with respect to the Strategic Realty Fund, the Board considered the terms and conditions of the performance fee arrangement applicable to the Fund, the methodology followed to calculate the fee, and the Adviser’s response to a regulatory inspection of the Fund’s performance fee arrangement. In addition, in connection with its review of matters relating to the performance fee arrangement for the Strategic Realty Fund, the Board determined to adopt a restated version of the Advisory Agreement for the Strategic Realty Fund, as proposed, which clarifies the terms of the performance fee arrangement and the methodology for calculating the performance fee for the Fund.

The Board then continued with its review of the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Funds’ peer group on a long-term basis and over shorter time periods. The Board took note of the fact that the performance results achieved by the Adviser for each of the Funds was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size. They noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, and in particular, they noted the high quality of the personnel providing these services. The Board also

T H E K E N S I N G T O N F U N D S

reviewed financial information concerning the Adviser relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. In connection with its review of the profitability of the Adviser with respect to its management of the Funds, the Board reviewed with the Adviser the fact that the Funds are not currently subject to any breakpoints on the advisory fees as assets in the Funds increase. Representatives of the Adviser informed the Board that they would be willing to further review the subject of breakpoints on the investment advisory fees in the future in the event that sufficient assets are accumulated in the Funds that would make economies of scale feasible. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board then reviewed the Funds’ brokerage practices, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In connection with the Board’s consideration of the continuation of theAdvisoryAgreements, the Board also took into consideration the fact that the Adviser had agreed to extend the term of an Expense Limitation Agreement between the Adviser and each of the Funds pursuant to which the Adviser has agreed to limit the total operating expenses of each class of shares of the Funds in accordance with the conditions set forth in the Expense Limitation Agreement. The Adviser noted its willingness to extend the term of the Expense Limitation Agreement for another full year, until December 31, 2008. The Board considered and discussed the material terms and conditions of the Expense Limitation Agreement and noted that it allows the Adviser to recoup certain previously waived fees under certain circumstances if the total expenses of the subject Fund have been sufficiently reduced as set forth in the Agreement.

The Independent Trustees then, after conferring with independent legal counsel to the Independent Trustees, indicated that they had determined that they had received sufficient information in order to allow them to take action with respect to their consideration of the continuation of the Advisory Agreements.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use by the Adviser of the Expense Limitation Agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period (and to approve, in the case of the Strategic Realty Fund, a restated Investment Advisory Agreement), subject to the applicable expense limitations on the total operating expenses of the Funds as considered and approved at the meeting.

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T H E K E N S I N G T O N F U N D S

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INVESTMENT ADVISER
Kensington Investment Group, Inc. 4 Orinda Way, Suite 200 C
Orinda, California 94563 (800)253-2949 (925)253-9878 Fax info@kig.com

DISTRIBUTOR
Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

LEGAL COUNSEL
Dechert LLP 1775 I Street, NW Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP 725 South Figueroa Street Los Angeles, CA 90017

CUSTODIAN
Custodial Trust Company 101 Carnegie Center Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.
02/06

Item 2. Code of Ethics.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David R. Pearce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$95,296	$67,000
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2004	FYE 12/31/2003
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Kensington Funds

By (Signature and Title)  /s/ John P. Kramer
John P. Kramer, President

Date      03-09-06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John P. Kramer
John P. Kramer, President

Date   03-09-06

By (Signature and Title)*  /s/ Cynthia M. Yee
Cynthia M. Yee, Treasurer

Date     03-09-06

* Print the name and title of each signing officer under his or her signature.